UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Director Nominations.

On February 4, 2023, the Board of Directors of Scilex Holding Company (the “Company”) set April 6, 2023 (the “Meeting Date”) as the date of the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and March 6, 2023 as the record date for the stockholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting (the “Record Date”).

Because the Meeting Date has changed by more than 30 days from the one-year anniversary date of June 30, 2022, the deemed date of the Company’s 2022 Annual Meeting of Stockholders, as set forth in the Company’s Bylaws (the “Bylaws”), the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations for the Annual Meeting.

Stockholder proposals not intended to be included in the proxy materials for the Annual Meeting, as well as stockholder nominations for election of directors at the Annual Meeting, must each comply with advance notice provisions set forth in the Bylaws. For stockholder proposals to be considered properly brought before the Annual Meeting, and for director nominations to be considered properly brought before the Annual Meeting, written notice must be received by the Company’s corporate secretary by February 16, 2023, which is the 10th calendar day following the date of the Company’s public announcement of the Meeting Date. If the Company does not receive notice by the foregoing date, then such notice will be considered untimely.

In addition to timing requirements, the advance notice provisions of the Bylaws contain informational content requirements that also must be met. A copy of the Bylaws may be obtained by writing to the Company at the Company’s principal place of business.

Stockholder proposals must comply with the requirements of all applicable laws, including, if applicable, Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in the Company’s proxy materials. The February 16, 2023 deadline will also apply in determining whether a stockholder proposal is submitted timely under Rule 14a-8.

All proposals by stockholders, all notices of nominations or other general business and all written requests for a copy of the Bylaws should be sent to:

Scilex Holding Company

960 San Antonio Road

Palo Alto, CA 94303

Attn: Corporate Secretary

Item 8.01.	Other Events.

On February 4, 2023, the Company announced that the Annual Meeting will be held on April 6, 2023 and that the Record Date will be March 6, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: February 6, 2023

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